EXHIBIT 10.1

Execution Version

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”), dated January 5, 2009, is between West Pharmaceutical Services, Inc., a Pennsylvania corporation, (the “Company”) and Donald E. Morel, Jr. (the “Indemnitee”).

Background

The Company and the Indemnitee recognize the substantial increase in corporate litigation, in general, subjecting officers and directors to expensive litigation risks at the same time as liability insurance has been severely limited.  The Indemnitee does not regard the current protection available as adequate given the present circumstances, and the Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection.

The Company desires to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

In order to accomplish these goals, the Company considers it appropriate to offer a contractual indemnification agreement on the terms set out below.

Terms

In light of the foregoing, the Company and the Indemnitee hereby agree as follows:

Indemnification.

Third Party Proceedings. The Company shall indemnify the Indemnitee if the Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was a director, officer, trustee, fiduciary, employee or agent of the Company, or any affiliate of the Company, by reason of any action or inaction on the part of the Indemnitee while an officer or director, or by reason of the fact that the Indemnitee is or was serving at the request of the Company as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against any liability, penalty, damages, excise tax assessed with respect to an employee benefit plan, costs, expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved pursuant to Section 2(g)) (“Expenses”) actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that (i) the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, (ii) with respect to any criminal action or proceeding, the Indemnitee did not have reasonable cause to believe his conduct was lawful.

Proceedings By or in the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, trustee, fiduciary, employee or agent of the Company, or any affiliate of the Company, by reason of any action or inaction on the part of the Indemnitee while an officer or director or by reason of the fact that the Indemnitee is or was serving at the request of the Company as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which the court shall deem proper.

Mandatory Indemnification.  Notwithstanding any other provisions of this Agreement, to the fullest extent permitted by applicable law:

To the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) and 1(b) or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

If the Indemnitee is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with (i) each successfully resolved claim, issue or matter and (y) each claim, issue, or matter related to any claim, issue or matter on which the Indemnitee was successful.

For purposes of this Section 1(c), and without limitation, the termination of any claim, issue or matter in such a proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of the fact that the Indemnitee is or was a director, officer, trustee, fiduciary, employee or agent of the Company, or any affiliate of the Company, by reason of any action or inaction on the part of the Indemnitee while an officer or director or by reason of the fact that the Indemnitee is or was serving at the request of the Company as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, a witness in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) to which the Indemnitee is not a party, the Indemnitee shall be indemnified against all expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith.

Expenses and Indemnification Procedure.

Advancement of Expenses. The Company shall advance all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any civil or criminal action, suit or proceeding referenced in Section 1 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists, subject to the terms and in accordance with the procedures set forth in this Section 2.

Presumptions Regarding Advances. For purposes of any advancement hereunder, the Indemnitee shall be deemed to have acted (i) in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, and (ii) with respect to any criminal action or procedure, to have had no reasonable cause to believe his conduct was unlawful if, under either (i) or (ii), his action is based on the records or books of account of the Company, or the records or books of account of another corporation, partnership, joint venture, trust or other enterprise (collectively, the “other enterprises”), including financial statements, or on information supplied to him by the officers of the Company or other enterprises in the course of their duties, or on the advice of legal counsel for the Company or other enterprises or on information or records given or reports made to the Company or other enterprises by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other enterprises. the Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby.

Notice/Cooperation by the Indemnitee. the Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to West Pharmaceutical Services, Inc., 101 Gordon Drive, PO Box 645, Lionville, Pennsylvania 19341, Facsimile: (610) 594-3013, Attention: John R. Gailey (or such other address as the Company may from time to time designate in writing to the Indemnitee); provided, however, that the failure to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.  Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise, notice shall be deemed received when such notice shall actually be received by the Company. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee’s power.

Procedure. Any indemnification and advances provided for in Section 1 and this Section 2 shall be made no later than 45 days after receipt of the written request of the Indemnitee, coupled with appropriate documentation to support the requested payment. If a claim under this Agreement, under any statute, or under any provision of the Company’s Articles of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within 45 days after receipt of a fully documented written request for payment thereof has first been received by the Company, the Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13, the Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that the Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and the Indemnitee shall be entitled to receive interim payments of Expenses pursuant to Section 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests the Indemnitee’s right to indemnification, the question of the Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has or has not, as the case may be, met the applicable standard of conduct.

Notice to Insurers. If, at the time of the receipt of a notice of claim pursuant to Section 2(c), the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

Selection of Counsel. If the Company shall be obligated under Section 1 or Section 2 to pay the Expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding; provided that (i) the Indemnitee shall have the right to employ separate counsel in any such proceeding at the Indemnitee’s expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company.

Settlements. The Company shall not be liable to the Indemnitee under the Agreement for any amounts paid in settlement of any action or claim effected without its written consent.  The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent, which consent will not unreasonably be withheld.

Change in Control.

If, at any time subsequent to the date of this Agreement, members of the Incumbent Board do not constitute a majority of the members of the Board of Directors, or there is otherwise a Change in Control, then upon the request of the Indemnitee, the Company shall cause the determination of indemnification and advances required by Section 2 to be made by independent legal counsel, to be selected by the Company and the Indemnitee or failing such agreement, as determined by the Chief Judge of the Federal District Court for the Eastern District of Pennsylvania. The fees and expenses incurred by the independent legal counsel in making the determination of indemnification and advances shall be borne solely by the Company. If such independent legal counsel is unwilling and/or unable to make the determination of indemnification and advances, then the Company shall cause the indemnification and advances to be made by a majority vote or consent of a Board of Directors committee consisting solely of members of the Incumbent Board.

For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events:

1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (each, a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);  provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by, controlling or under common control with the Company, or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (c)(1), (c)(2) and (c)(3) of this definition;

2. Individuals who, as of January 1, 2009, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to January 1, 2009 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

3. Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

4. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Additional Indemnification Rights:

Scope. Notwithstanding any other provision of this Agreement, the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Articles of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Pennsylvania corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of the Indemnitee’s rights and Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Pennsylvania corporation to indemnify a member of its board of directors or an officer, such changes (to the extent not otherwise required by such law, statute or rule to be applied to this Agreement) shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

Non-exclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an the Indemnitee may be entitled under the Company’s Articles of Incorporation, its Bylaws, any agreement, any vote of Shareholders or disinterested directors, the Pennsylvania Business Corporation Law of 1988, as amended (the “BCL”), or otherwise, both as to action in the Indemnitee’s official capacity and as to action in another capacity while holding such office.

Continuation of Indemnity. All agreements and obligations of the Company contained herein shall vest upon the Indemnitee’s commencement of service and shall continue during the period the Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of other enterprises) and shall continue thereafter, so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that the Indemnitee was a director, officer, employee or agent of the Company or serving in any other capacity referred to herein.

Mutual Acknowledgment. Both the Company and the Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and the Indemnitee acknowledge that the Securities and Exchange Commission (the “SEC”) has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain violations of the Employee Retirement Income Security Act of 1974 (“ERISA”).  The Indemnitee understands and acknowledges that the Company has undertaken with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify the Indemnitee.

Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement.  Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, the Indemnitee shall be insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Indemnitee is a director; or of the Company’s officers, if the Indemnitee is not a director of the Company but is an officer; or one of the Company’s key employees, if the Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by an affiliate of the Company.

Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify the Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

Modification and Waiver.  No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

Claims Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the BCL, but such indemnification or advancement of expenses may be provided by Company in specific cases if the Board of Directors, at its sole discretion, finds it to be appropriate;

Insured Claims. To indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to the Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Company or other enterprise;

Claims Under Section 16(b). To indemnify the Indemnitee for expenses or the payment of profits arising from the purchase and sale, or sale and purchase, by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute; or

Illegal Activity.  To indemnify the Indemnitee if a court of competent jurisdiction finally adjudges that such indemnification is illegal, including, without limitation, by virtue of such indemnification being in violation of public policy or any provision of law.

Interpretation; Construction of Certain Phrases.

The headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.  The words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

For purposes of this Agreement:

references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if the Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of other enterprises, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued;

references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan;

references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants, or beneficiaries;

if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement;

references to “affiliates” shall mean any entity which, directly or indirectly, is in the control of, is controlled by, or is under common control with, the Company; and

references to “Sections” or “clauses” shall be to Sections or clauses of this Agreement.

Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but both of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed and delivered (by telecopy or other electronic means) by the other party hereto.

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Indemnitee and the Indemnitee’s estate, heirs, legal representatives and assigns.

Attorneys’ Fees. If any action is instituted by the Indemnitee under this Agreement to enforce or interpret any of the terms hereof, the Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees incurred by the Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees incurred by the Indemnitee in defense of such action (including with respect to the Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Indemnitee’s material defenses to such action was made in bad faith or was frivolous.

Notice. All notices, requests, demands, consents and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service). The address for notice to the Company shall be as set forth in Section 2(c), and the address for notice to the Indemnitee shall be as set forth on the signature page of this Agreement, or as subsequently modified in a notice given in accordance with this Section 14.

Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the Commonwealth of Pennsylvania for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement. Any action or proceeding instituted under or to enforce this Agreement shall be brought only in the state courts of the Commonwealth of Pennsylvania.

Subrogation. In the event of payment under this Agreement, Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Company effectively to bring suit to enforce such rights.

Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the Commonwealth of Pennsylvania, as applied to contracts between Pennsylvania residents entered into and to be performed within Pennsylvania.

[Remainder of Page Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date first above written.

West Pharmaceutical Services, Inc.

By: JOHN R. GAILEY III_______________
John R. Gailey III, Vice President
and Secretary

DONALD E. MOREL, JR._______________
Donald E. Morel, Jr.

Address for Notice:
1703 Lookaway Court
New Hope, PA  18938